LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999

[LOGO]

Seeks long-term capital appreciation.

KEMPER-DREMAN
FINANCIAL SERVICES FUND

        "... We believe that the perception of the market and the reality of the strength of these [bank] stocks are at odds. ..."

                                                             [KEMPER FUNDS LOGO]

                                                                        CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
18
NOTES TO FINANCIAL STATEMENTS
22
REPORT OF INDEPENDENT AUDITORS
23
TAX INFORMATION
24
SHAREHOLDERS' MEETING
AT A GLANCE

TERMS TO KNOW

 KEMPER-DREMAN FINANCIAL SERVICES
 FUND TOTAL RETURNS

 FOR THE YEAR ENDED NOVEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER-DREMAN FINANCIAL     KEMPER-DREMAN FINANCIAL    LIPPER FINANCIAL SERVICES
KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A     SERVICES FUND CLASS B       SERVICES FUND CLASS C      FUNDS CATEGORY AVERAGE*
---------------------------------------------    -----------------------     -----------------------    -------------------------
1.95                                                      1.08                        1.09                        3.95

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

DUE TO THE FUND'S CONCENTRATION IN THE FINANCIAL SECTOR, THE FUND MAY BE SUBJECTED TO GREATER SHARE PRICE VOLATILITY THAN A MORE DIVERSIFIED PORTFOLIO.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS A            $9.74      $9.65
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS B            $9.65      $9.59
 .........................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS C            $9.69      $9.61
 .........................................................

 KEMPER-DREMAN FINANCIAL SERVICES
 FUND RANKINGS AS OF 11/30/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER FINANCIAL SERVICES FUNDS CATEGORY*

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                      #37 of                #40 of                #39 of
                               64 funds              64 funds              64 funds
 .............................................................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER-DREMAN FINANCIAL SERVICES FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                     CLASS A               CLASS B               CLASS C
 ...................................................................................................
    INCOME DIVIDEND                   $0.08                 $0.01                 $0.01
 ...................................................................................................
    SHORT-TERM CAPITAL GAIN..         $0.02                 $0.02                 $0.02
 ...................................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER-DREMAN FINANCIAL SERVICES FUND IN THE
                           LARGE VALUE CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. This trailing P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCKS Stocks that are usually found in related industries, such as financial services. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

TWO-TIER MARKET A securities market in which most of the gains are represented by only a small group of companies. In 1998 and 1999's two-tier market, only the largest growth-style stocks enjoyed particularly strong gains.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             IT WAS A VOLATILE YEAR FOR FINANCIAL SERVICES STOCKS. IN THIS SECTION, LEAD PORTFOLIO MANAGER DAVID DREMAN EXPLAINS HOW HE MANAGED THE KEMPER-DREMAN FINANCIAL SERVICES FUND THROUGH THE VOLATILITY, AND WHY HE REMAINS OPTIMISTIC ABOUT THE LONG-TERM PROSPECTS FOR THE FINANCIAL SERVICES SECTOR.

Q

      BEFORE WE DISCUSS THE FUND'S PERFORMANCE, WOULD YOU PROVIDE AN OVERVIEW OF THE FINANCIAL SERVICES SECTOR FOR THE LAST 12 MONTHS?

A
      The performance of financial services stocks varied dramatically during the 12-month period. During the first six months, we began to see some improved performance in financial stocks. Like the broader market, financial stocks had been shunned by investors seeking only the largest, growth-oriented technology and Internet companies, creating a two-tier market where only a handful of stocks were gaining.

  The market, which for the past year had blindly bid up such a small group of growth stocks, seemed to debate whether the companies' ongoing earnings could support their extreme valuations. Investors began to look for quality companies with solid long-term earnings track records that were priced more conservatively. The defensive characteristics of financial services stocks made them a logical alternative for investors looking for some "security." Many financial stocks were trading at deep discounts, which meant they would likely fall less than their highly valued counterparts if there was a shift in market psychology. The sector was also buoyed by the continuing Internet frenzy. Speculative, highly valued companies that we don't own such as Charles Schwab, E-Trade and Ameritrade performed quite well in terms of earnings and market price during the period as millions of people began trading stocks on line.

  In late spring, fears of higher interest rates crept into the market, and financial stocks began to stumble. Investors became concerned that higher interest rates could have a profound effect on the businesses of companies in the financial sector. Bank stocks seemed to be some of the hardest hit, but the entire financial services sector was affected. When the Federal Reserve Board began raising interest rates in June, financial stocks tumbled further despite the fact that most companies were still posting positive earnings reports. The financial stocks that weathered the storm best were the on line trading companies and the largest diversified financial companies. We believe that this correction was an overreaction by the market and that we'll see another turnaround in the next six months as banks and other financial companies continue to show strong and steady earnings.

Q

      HOW DID KEMPER-DREMAN FINANCIAL SERVICES FUND PERFORM DURING THE PERIOD?

A
      The fund's Class A shares (unadjusted for any sales charge) gained 1.95 percent for the 12 months ended November 30, 1999. By comparison, the Lipper Analytical Financial Services Funds category gained an average of 3.95 percent, and the S&P Financial index gained 8.24 percent.

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN FINANCIAL SERVICES FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, IN WINNIPEG, CANADA. DREMAN IS A REGULAR COLUMNIST IN Forbes AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING Contrarian Investment Strategies: The Next Generation (SIMON & SCHUSTER 1998).
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.
PERFORMANCE UPDATE

                                                              PERFORMANCE UPDATE

  We attribute the fund's underperformance relative to its peers and the S&P Financial index to our conservative investment style. We stayed away from the speculative on line trading companies that buoyed the sector's performance, and that caused the fund to underperform.

  The hottest, but most speculative area of the financial services sector included the on line-trading companies such as Charles Schwab, E-Trade and Ameritrade. As the valuations of these stocks grew, they comprised a large portion of the brokerage sector in the financial services index. The returns of most other financial stocks, therefore, were dwarfed in comparison.

  We also chose not to own any lower-quality lenders, another area that performed strongly. In addition, we reduced our position in large money center banks when we believed their valuations surpassed fair market value. While this hurt us over the last 12 months, it should help the fund in the long term.

Q

      WHY DID YOU STAY AWAY FROM THE ON LINE-TRADING COMPANIES AND LOWER-QUALITY LENDERS?

A
      We view these stocks as dangerous. The stock prices of the on line traders have been boosted by the Internet frenzy sweeping the market. Their earnings are now very much tied to the huge volume of trading taking place, specifically in Internet-related stocks. Although the Internet is a dynamic area that has already begun to change the face of commerce, we don't believe that the inflated prices at which these on line-trading companies were trading would ever be justified.

  The concept of on line trading is appealing to the mass public. It's a new and exciting tool. As trading on line has gained popularity, novices are finding out that it's easy to gain and lose money very fast. Over the past year, it seems as if all new Internet-related stocks have made tremendous gains, but now we're seeing many of these stocks lose market value just as quickly. If we move into a market decline, we believe many novice investors may cut their losses and suspend their on line trading activity. This would seriously hurt the earnings of the on line-trading companies.

  We also stayed away from what we call "second-tier" lenders -- those who loan money to lower-quality borrowers. These speculative lenders enjoyed strong gains over the last six months, pushing their valuations to levels we can't justify -- particularly in light of their riskier loan portfolios. If the economy slows or overheats, we would expect that these lenders would be the first to experience an increase in loan defaults.

Q

      WHAT IMPACT DID THE HIGHER-INTEREST-RATE ENVIRONMENT HAVE ON THE FUND'S BANK STOCKS?

A
      The higher-interest-rate environment hurt nearly all banks stocks -- ours included. Although we're disappointed in the short-term performance declines, our strong long-term outlook for this area has not changed. We believe that the perception of the market and the reality of the strength of these stocks are at odds. Many of the bank stocks that the fund holds depend more upon revenue driven from fees or services rather than from their loan businesses. Therefore, their earnings have not been impacted by the rising rates as much as the market has punished their stock prices.

Q

      THE FUND HAS SUBSTANTIAL POSITIONS IN FANNIE MAE AND FREDDIE MAC. WHAT DRAWS YOU TO THESE STOCKS?

A
      We think these are two of the best holdings in the portfolio, and they have been trading at extreme discounts that we believe are completely unwarranted. Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie Mac) are involved in providing products and services associated with the home loan mortgage industry. Both have long track records of strong earnings growth, and both of these stocks had a huge run-up in price in 1998. This year the stocks began to underperform. Some of the underperformance was likely in response to the gains they made last year and concerns that new governmental regulation may be introduced. As with the rest of the financial sector, the higher-interest-rate environment also hurt Fannie Mae and Freddie Mac. Intuitively, though, this doesn't make sense. As rates rise, the likelihood of mortgage prepayments dwindles, which is a positive for these stocks. We are optimistic that as their earnings continue to grow, the market will see these stocks in a better light.

Q

      WHERE ELSE ARE YOU FINDING VALUE?

A
      We're finding good value in insurance. Our top holding, American International Group (AIG), has been one of the best companies in the financial sector, and it represents a large portion of the financial index. On an absolute basis, the stock is not cheap, but we feel it's a real blue-chip holding and

PERFORMANCE UPDATE

that its long track record of consistent earnings warrants its somewhat higher valuation. AIG has also not had the disappointments of some of the other large, pricey financial firms such as Citigroup or American Express, and it has weathered the recent rise in rates better than most other financial companies.

  We're also looking for more opportunities to invest in property and casualty insurers. Many such stocks are trading at extremely low prices, and we believe they have a great deal of improvement ahead of them. These insurers have been held back because of intense competition in pricing. However, it looks as though that is beginning to change, and that insurers should have more room to raise prices, which would increase their earnings potential.

  These companies have also benefited from the prospect of more merger and acquisition activity in the sector. The recent passage of the new financial services reform act (the Gramm-Leach-Bliley Act of 1999) opens the door for more consolidation, which could be positive for insurers and the rest of the financial services industry.

Q

      HOW DO YOU SELECT INVESTMENTS FOR THE FUND?

A
      We're contrarian investors. We look for stocks that are temporarily undervalued, fundamentally strong, financial services companies with good balance sheets. We screen stocks by looking for those with price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector.

  We've structured a relatively conservative portfolio that we believe should perform favorably when the tide shifts and value stocks come back into favor. But we're also opportunistic. If something comes crumbling down we invest quickly to add value. We're always looking for breaks in the market that will allow us to add quality companies to the portfolio when their stock prices have reached or are on their way to reaching unsustainably low points.

Q

      WHAT'S YOUR OUTLOOK FOR THE FINANCIAL SERVICES SECTOR AND KEMPER-DREMAN FINANCIAL SERVICES FUND?

A
      As I mentioned before, we are very optimistic about the financial services sector. There are so many fundamentally solid companies out there that are trading at depressed prices. We believe that the market will broaden, and when it does, we'll see a great deal of improvement in this area. The fund's conservative portfolio should enable it to perform well in such a situation. Also, financial services companies may benefit from the anticipated increase in mergers and acquisitions in 2000. Specifically, we're expecting improving performance from regional banks, and from property and casualty insurance companies. All in all, we believe we have constructed a good defensive, all-weather portfolio.

                                                              PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1999 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                                      LIFE OF
                                                             1-YEAR    CLASS
----------------------------------------------------------------------------------------------------
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A            -3.92%    -1.39%    (since 3/9/98)
 ....................................................................................................
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS B            -1.92     -0.56     (since 3/9/98)
 ....................................................................................................
    KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS C             1.09      1.30     (since 3/9/98)
 ....................................................................................................

KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from XX/XX/XX to XX/XX/XX
[LINE GRAPH]

                                                 KEMPER-DREMAN FINANCIAL        STANDARD & POOR'S
                                                 SERVICES FUND CLASS A1     FINANCIAL SERVICES INDEX+    CONSUMER PRICE INDEX++
                                                 -----------------------    -------------------------    ----------------------
3/31/98                                                 10000.00                    10000.00                    10000.00
                                                         9644.00                    10291.00                    10049.00
9/30/98                                                  7803.00                     9555.00                    10086.00
                                                         9403.00                    11157.00                    10105.00
                                                         9848.00                    11676.00                    10173.00
6/30/99                                                 10188.00                    13175.00                    10247.00
                                                         8855.00                    11642.00                    10351.00
11/30/99                                                 9478.00                    12385.00                    10389.00

KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from XX/XX/XX to XX/XX/XX
[LINE GRAPH]

                                                 KEMPER-DREMAN FINANCIAL        STANDARD & POOR'S
                                                 SERVICES FUND CLASS B1     FINANCIAL SERVICES INDEX+    CONSUMER PRICE INDEX++
                                                 -----------------------    -------------------------    ----------------------
3/31/98                                                 10000.00                    10000.00                    10000.00
                                                        10215.00                    10291.00                    10049.00
9/30/98                                                  8250.00                     9555.00                    10086.00
                                                         9928.00                    11157.00                    10105.00
                                                        10369.00                    11676.00                    10173.00
6/30/99                                                 10702.00                    13175.00                    10247.00
                                                         9275.00                    11642.00                    10351.00
11/30/99                                                 9633.00                    12385.00                    10389.00

KEMPER-DREMAN FINANCIAL SERVICES FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from XX/XX/XX to XX/XX/XX
[LINE GRAPH]

                                                 KEMPER-DREMAN FINANCIAL        STANDARD & POOR'S
                                                 SERVICES FUND CLASS C1     FINANCIAL SERVICES INDEX+    CONSUMER PRICE INDEX++
                                                 -----------------------    -------------------------    ----------------------
3/31/98                                                 10000.00                    10000.00                    10000.00
                                                        10225.00                    10291.00                    10049.00
9/30/98                                                  8260.00                     9555.00                    10086.00
                                                         9939.00                    11157.00                    10105.00
                                                        10390.00                    11676.00                    10173.00
6/30/99                                                 10723.00                    13175.00                    10247.00
                                                         9297.00                    11642.00                    10351.00
11/30/99                                                 9943.00                    12385.00                    10389.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURES NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS, ASSUMING
  REINVESTMENT OF ALL DIVIDENDS AND, FOR
  CLASS A SHARES, ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75% AND FOR
  CLASS B SHARES, ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3%. CLASS C SHARES
  HAVE NO ADJUSTMENT FOR SALES CHARGE.
  THE MAXIMUM CDSC FOR CLASS B SHARES IS
  4%. FOR CLASS C SHARES, THERE IS A 1%
  CDSC ON CERTAIN REDEMPTIONS WITHIN THE
  FIRST YEAR OF PURCHASE. SHARE CLASSES
  INVEST IN THE SAME UNDERLYING
  PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN
  REFLECTS ANNUALIZED CHARGES WHICH
  TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

(1)PERFORMANCE INCLUDES REINVESTMENT OF
   DIVIDENDS AND ADJUSTMENT FOR THE
   MAXIMUM SALES CHARGE FOR CLASS A
   SHARES AND THE CDSC IN EFFECT AT THE
   END OF THE PERIOD FOR CLASS B SHARES.
   IN COMPARING KEMPER-DREMAN FINANCIAL
   SERVICES FUND WITH THE STANDARD &
   POOR'S FINANCIAL INDEX+ AND THE
   CONSUMER PRICE INDEX++, YOU SHOULD
   NOTE THAT THE FUND'S PERFORMANCE
   REFLECTS THE MAXIMUM SALES CHARGE,
   WHILE NO SUCH CHARGES ARE REFLECTED
   IN THE PERFORMANCE OF THE INDICES.

+THE STANDARD & POOR'S FINANCIAL INDEX
 IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE FINANCIAL STOCK
 MARKET. SOURCE IS WIESENBERGER.

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

INDUSTRY SECTORS

KEMPER DREMAN FINANCIAL SERVICES FUND'S

COMPOSITION BY SECTOR*
Data shows the percentage of the common stocks in the portfolio that each sector represented on November 30, 1999, and November 30, 1998.
[BAR GRAPH]

                                                                  KEMPER-DREMEN FINANCIAL            KEMPER-DREMEN FINANCIAL
                                                                 SERVICES FUND ON 11/30/99          SERVICES FUND ON 11/30/98
                                                                 -------------------------          -------------------------
Banks                                                                      48.40                              60.60
Insurance                                                                  18.20                              18.50
Other finance                                                              17.70                              16.10
Consumer finance                                                           15.70                               4.80

                                                                LARGEST HOLDINGS

KEMPER-DREMAN FINANCIAL SERVICES FUND'S 10 LARGEST HOLDINGS*
Representing 56.6 percent of the fund's portfolio on November 30, 1999

               HOLDINGS                                                          PERCENT
----------------------------------------------------------------------------------------
1.             AMERICAN INTERNATIONAL GROUP  A holding company engaged in          9.7%
                                             insurance and insurance-related
                                             activities in the United States
                                             and abroad. AIG's primary
                                             activities are general insurance
                                             and life insurance operations.
----------------------------------------------------------------------------------------
2.             CITIGROUP                     A worldwide bank holding company      9.1%
                                             that provides a broad array of
                                             financial services.
----------------------------------------------------------------------------------------
3.             BANK OF AMERICA               A holding company with                7.2%
                                             subsidiaries engaged in full-
                                             service retail and corporate
                                             banking, corporate finance,
                                             capital markets, investment
                                             advisory and trust, and other
                                             financial service activities.
----------------------------------------------------------------------------------------
4.             FNMA                          Often referred to as "Fannie Mae,"    5.7%
                                             this is a private corporation
                                             federally chartered to provide
                                             financial products and services
                                             that increase the availability and
                                             affordability of housing to low-,
                                             moderate- and middle-income
                                             Americans.
----------------------------------------------------------------------------------------
5.             WELLS FARGO                   Wells Fargo and Company is a          4.7%
                                             holding company whose subsidiaries
                                             are engaged in banking and a
                                             variety of related businesses.
----------------------------------------------------------------------------------------
6.             BANK ONE                      Provides data processing, venture     4.4%
                                             capital investment and merchant
                                             banking, retail banking trust,
                                             brokerage, investment management
                                             and equipment leasing.
----------------------------------------------------------------------------------------
7.             PRISON REALTY                 Prison Realty Trust, a real estate    4.4%
               TRUST                         investment trust, is the world's
                                             largest private-sector owner and
                                             developer of prisons and jails.
----------------------------------------------------------------------------------------
8.             FLEETBOSTON FINANCIAL         FleetBoston provides asset            4.0%
                                             management, insurance, investment
                                             banking and mortgage banking as
                                             well as retail services such as
                                             checking, savings, loans, credit
                                             cards and money market accounts.
----------------------------------------------------------------------------------------
9.             FIRST UNION                   Engaged in commercial, investment     3.7%
                                             and mortgage banking, providing
                                             retail and commercial banking,
                                             retail investment, mortgage, home
                                             equity, leasing, insurance,
                                             capital markets, cash management
                                             and securities brokerage services.
----------------------------------------------------------------------------------------
10.            PNC BANK                      Engaged in the operation of a         3.7%
                                             variety of financial services,
                                             including mortgage, community,
                                             consumer, private and corporate
                                             banking, secured lending and asset
                                             management.
----------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

    The accompanying notes are an integral part of the financial statements.

KEMPER-DREMAN FINANCIAL SERVICES FUND
Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

    REPURCHASE AGREEMENTS--0.6%                                                          PRINCIPAL AMOUNT    VALUE
                                               State Street Bank and Trust Company,
                                                 dated 11/29/1999, 5.630%, to be
                                                 repurchased at $1,191 on 12/01/1999(b)
                                                                                            $    1,191      $  1,191
                                               (Cost $1,191)
                                               -------------------------------------------------------------------------
    COMMON STOCKS--99.4%                                                                 NUMBER OF SHARES

    FINANCIAL--99.4%
    BANKS--48.1%
                                                                                               234,677         8,272
                                               Bank One Corp.
                                                                                                56,640         2,496
                                               BancWest Corp.
                                                                                               231,176        13,524
                                               Bank of America Corp.
                                                                                                86,475         6,680
                                               Chase Manhattan Corp.
                                                                                                86,265           987
                                               Colonial BancGroup, Inc.
                                                                                                37,120         1,039
                                               Corus Bankshares, Inc.
                                                                                               181,793         7,033
                                               First Union Corp.
                                                                                               201,259         7,610
                                               FleetBoston Financial Corp.
                                                                                                 6,655           672
                                               Golden West Financial Corp.
                                                                                                22,705         2,986
                                               J.P. Morgan & Co., Inc.
                                                                                               199,390         5,383
                                               KeyCorp, "New"
                                                                                               224,950         2,641
                                               National Bank of Canada
                                                                                                43,060           867
                                               North Fork Bancorporation, Inc.
                                                                                               124,020         6,914
                                               PNC Bank Corp.
                                                                                                45,715           774
                                               People's Heritage Financial Group, Inc.
                                                                                                60,440         1,738
                                               Popular, Inc.
                                                                                                25,965         1,024
                                               Provident Financial Group
                                                                                                69,690         4,926
                                               Republic New York Corp.
                                                                                                37,020         1,208
                                               Summit Bancorp
                                                                                                40,230         2,811
                                               SunTrust Banks, Inc.
                                                                                                71,594         2,076
                                               Washington Mutual, Inc.
                                                                                               191,525         8,906
                                               Wells Fargo & Co.
                                               -------------------------------------------------------------------------
                                                                                                              90,567

    INSURANCE--18.1%
                                                                                                12,473         1,124
                                               Aegon NV (ADR)
                                                                                               110,640         2,897
                                               Allstate Corp.
                                                                                               177,045        18,280
                                               American International Group, Inc.
                                                                                                23,130         1,239
                                               Chubb Corp.
                                                                                                24,165         1,988
                                               Cigna Corp.
                                                                                                12,465           846
                                               Jefferson Pilot Corp.
                                                                                                30,275         1,262
                                               Lincoln National Corp.
                                                                                                25,745         2,024
                                               Marsh & McLennan Companies, Inc.
                                                                                               127,950         1,971
                                               Ohio Casualty Corp.
                                                                                                35,995           853
                                               Safeco Corp.
                                                                                                26,090           787
                                               St. Paul Companies, Inc.
                                                                                                23,430           744
                                               Torchmark Corp.
                                               -------------------------------------------------------------------------
                                                                                                              34,015

    CONSUMER FINANCE--15.6%
                                                                                                43,980         6,655
                                               American Express Co.
                                                                                               319,775        17,228
                                               Citigroup, Inc.
                                                                                                37,300         1,476
                                               Household International, Inc.
                                                                                                70,195         2,558
                                               Mellon Financial Corp.
                                                                                                29,145         1,444
                                               SLM Holding Corp.
                                               -------------------------------------------------------------------------
                                                                                                              29,361

    OTHER FINANCIAL
    COMPANIES--17.6%
                                                                                               116,660         5,760
                                               Federal Home Loan Mortgage Corp.
                                                                                               159,700        10,640
                                               Federal National Mortgage Association
                                                                                             1,017,300         8,266
                                               Prison Realty Trust, Inc. (REIT)

    The accompanying notes are an integral part of the financial statements.  11

(DOLLARS IN THOUSANDS)

                                                        PORTFOLIO OF INVESTMENTS

    The accompanying notes are an integral part of the financial statements.

                                                                                         NUMBER OF SHARES    VALUE
                                                                                                25,885      $  1,056
                                               Bear Stearns Companies, Inc.
                                                                                                31,375           986
                                               Franklin Resources, Inc.
                                                                                                14,650         1,101
                                               Goldman Sachs Group, Inc.
                                                                                                13,115         1,002
                                               Lehman Brothers Holdings, Inc.
                                                                                                53,840         4,341
                                               Merrill Lynch & Co., Inc.
                                               -------------------------------------------------------------------------
                                                                                                              33,152
                                               -------------------------------------------------------------------------

                                               TOTAL COMMON STOCKS
                                                                                                             187,095
                                               (Cost $190,340)
                                               -------------------------------------------------------------------------
                                               TOTAL INVESTMENT PORTFOLIO--100.0%
                                                                                                            $188,286
                                               (Cost $191,531)(a)
                                               -------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $193,000. At November 30, 1999, the net unrealized depreciation for all securities based on tax cost was $4,714. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $25,360 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $30,074.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of November 30, 1999
(IN THOUSANDS)

ASSETS
Investments in securities, at value,
(cost $191,531)                                                 $188,286
------------------------------------------------------------------------
Cash                                                                 159
------------------------------------------------------------------------
Receivable for investments sold                                      387
------------------------------------------------------------------------
Dividends receivable                                                 215
------------------------------------------------------------------------
Receivable for Fund shares sold                                      418
------------------------------------------------------------------------
Foreign taxes recoverable                                              1
------------------------------------------------------------------------
Deferred organization expense                                          7
------------------------------------------------------------------------
TOTAL ASSETS                                                     189,473
------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                     702
------------------------------------------------------------------------
Accrued management fee                                               233
------------------------------------------------------------------------
Other accrued expenses and payables                                  886
------------------------------------------------------------------------
TOTAL LIABILITIES                                                  1,821
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $187,652
------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $  1,014
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                           (3,245)
------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (923)
------------------------------------------------------------------------
Paid-in capital                                                  190,806
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $187,652
------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($82,203 / 8,440 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)           $9.74
------------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of $9.74)                                            $10.33
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($89,859 / 9,297 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)           $9.65
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($15,590 / 1,609 outstanding shares of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)           $9.69
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 1999
(IN THOUSANDS)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $23)                $5,269
----------------------------------------------------------------------
Interest                                                           193
----------------------------------------------------------------------
Total income                                                     5,462
----------------------------------------------------------------------
Expenses:
Management fee                                                   1,589
----------------------------------------------------------------------
Services to shareholders                                           598
----------------------------------------------------------------------
Custodian and accounting fees                                      105
----------------------------------------------------------------------
Distribution services fees                                         873
----------------------------------------------------------------------
Administrative services fees                                       530
----------------------------------------------------------------------
Auditing                                                            11
----------------------------------------------------------------------
Legal                                                               27
----------------------------------------------------------------------
Trustees' fees                                                      17
----------------------------------------------------------------------
Reports to shareholders                                            122
----------------------------------------------------------------------
Amortization of organization expenses                                2
----------------------------------------------------------------------
Other                                                               69
----------------------------------------------------------------------
Total expenses before expense reductions                         3,943
----------------------------------------------------------------------
Expense reductions                                                (148)
----------------------------------------------------------------------
Total expenses, after expense reductions                         3,795
----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     1,667
----------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
  Investments                                                     (221)
----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    2,249
----------------------------------------------------------------------
Net gain (loss) on investment transactions                       2,028
----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $3,695
----------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                                      FOR THE PERIOD
                                                                                       MARCH 9, 1998
                                                                                       (COMMENCEMENT
                                                                                      OF OPERATIONS)
                                                                 YEAR ENDED                 TO
                                                                NOVEMBER 30,           NOVEMBER 30,
                                                                    1999                   1998
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                     $   1,667               $    186
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              (221)                  (248)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                     2,249                 (5,494)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                         3,695                 (5,556)
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                             (792)                    --
------------------------------------------------------------------------------------------------------
  Class B                                                              (38)                    --
------------------------------------------------------------------------------------------------------
  Class C                                                               (8)                    --
------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                                                             (216)                    --
------------------------------------------------------------------------------------------------------
  Class B                                                             (207)                    --
------------------------------------------------------------------------------------------------------
  Class C                                                              (34)                    --
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           98,331                267,747
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        1,181                     --
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (138,421)               (38,130)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (38,909)               229,617
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (36,509)               224,061
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  224,161                    100
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed
net investment income of $1,014 and $182, respectively)          $ 187,652               $224,161
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

                                                            FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                     CLASS A
                                                                                      FOR THE PERIOD FROM
                                                                                        MARCH 9, 1998
                                                                YEAR ENDED            (COMMENCEMENT OF OPERATIONS)
                                                               NOVEMBER 30, 1999      TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $  9.65                        9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                       .13                         .03
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                                            .06                         .12
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .19                         .15
------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                (.08)                         --
------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                        (.02)                         --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.10)                         --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.74                        9.65
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(B)(C)                                                   1.95                        1.58**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)                            82,203                     108,206
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        1.44                        1.55*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         1.31                        1.36*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                              1.27                         .55*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              14                           5*
------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                                                      FOR THE PERIOD FROM
                                                                                        MARCH 9, 1998
                                                                YEAR ENDED            (COMMENCEMENT OF OPERATIONS)
                                                               NOVEMBER 30, 1999      TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $  9.59                        9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                       .04                        (.01)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                                            .05                         .10
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .09                         .09
------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                (.01)                         --
------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                        (.02)                         --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.03)                         --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.65                        9.59
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(B)(C)                                                   1.08                         .95**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)                            89,859                      99,631
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        2.22                        2.29*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         2.20                        2.14*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               .38                        (.23)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              14                           5*
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                                                      FOR THE PERIOD FROM
                                                                                        MARCH 9, 1998
                                                                YEAR ENDED            (COMMENCEMENT OF OPERATIONS)
                                                               NOVEMBER 30, 1999      TO NOVEMBER 30, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $  9.61                        9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                       .04                        (.01)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                                            .07                         .12
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .11                         .11
------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                (.01)                         --
------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                        (.02)                         --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.03)                         --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.69                        9.61
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                                 1.09                        1.16**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)                            15,590                      16,324
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                        2.16                        2.26*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         2.14                        2.11*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               .44                        (.20)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              14                           5*
------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

** Not annualized

 *  Annualized

                                                          NOTES TO FINANCIAL
STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper-Dreman Financial Services (the "Fund") is a
                             non-diversified series of Kemper Equity Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             Effective July 29, 1999, based on a vote by the Fund's shareholders, the Fund's sub-classification under the 1940 Act was changed from a diversified company to a non-diversified company.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other Trust expenses are allocated between the funds in proportion to their relative net assets.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2
     PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $28,596

                             Proceeds from sales                          58,193

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the year ended November 30, 1999, Scudder Kemper did not impose a portion of its fee amounting to $45,000,

                                                          NOTES TO FINANCIAL
STATEMENTS

                             and the amount imposed aggregated $1,544,000, which is equivalent to an annualized effective rate of .73% of average daily net assets. Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 1999 are $38,000.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 1999 are $1,365,000, of which $93,000 is unpaid at November 30, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 1999 are $427,000 after an expense waiver of $103,000, of which $451,000 is unpaid at November 30, 1999.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $465,000 for the year ended at November 30, 1999 of which $39,000 is unpaid at November 30, 1999.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended November 30, 1999, the amount charged to the Fund by SFAC aggregated $94,000, of which $16,000 is unpaid at November 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred trustees fees of $17,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                    YEAR ENDED                     PERIOD ENDED
                                                                 NOVEMBER 30, 1999               NOVEMBER 30, 1998
                                                               ---------------------           ---------------------
                                                               SHARES        AMOUNT            SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                 6,579       $ 66,142           14,095       $137,426
                                       -----------------------------------------------------------------------------
                                        Class B                 2,533         25,245           11,393        111,288
                                       -----------------------------------------------------------------------------
                                        Class C                   692          6,944            1,951         19,033
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    94            932               --             --
                                       -----------------------------------------------------------------------------
                                        Class B                    22            214               --             --
                                       -----------------------------------------------------------------------------
                                        Class C                     4             35               --             --
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (9,444)       (94,510)          (2,888)       (26,782)
                                       -----------------------------------------------------------------------------
                                        Class B                (3,647)       (35,990)          (1,008)        (9,043)
                                       -----------------------------------------------------------------------------
                                        Class C                  (786)        (7,921)            (255)        (2,305)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                          CAPITAL SHARE TRANSACTIONS        $(38,909)                       $229,617
                                       -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $53 under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                                                  REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER-DREMAN FINANCIAL SERVICES FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Financial Services Fund, as of November 30, 1999, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Financial Services Fund at November 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                                                           ERNST
                                          & YOUNG LOGO
                                          Chicago, Illinois

                                          January 20, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $106,000 as capital gain dividends for its year ended November 30, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

                                                           SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on September 23, 1999, for Kemper-Dreman Financial Services Fund. Shareholders were asked to vote on the issue of changing the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company. Following are the results of the vote:

1) To approve the change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company. This item was approved.

         For     Against   Abstain
      9,546,170  481,265   845,672

NOTES

                                                                           NOTES

NOTES

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary
JAMES R. EDGAR                    PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           THOMAS W. LITTAUER                Assistant Treasurer
                                  Vice President
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
KATHRYN L. QUIRK
Trustee and Vice President        WILLIAM F. TRUSCOTT
                                  Vice President
FRED B. RENWICK
Trustee                           LINDA J. WONDRACK
                                  Vice President
JOHN G. WEITHERS
Trustee                           JOHN R. HEBBLE
                                  Treasurer

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)